UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

                         Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



Date of Report (Date of earliest event reported):  April 8, 2003



                      HEMACARE CORPORATION
     (Exact name of registrant as specified in its charter)



                           CALIFORNIA
         (State or other jurisdiction of incorporation)



           000-15223                        95-3280412
     (Commission File No.)       (IRS Employer Identification No.)



                       21101 Oxnard Street
                    Woodland Hills, CA 91367
      (Address of principal executive offices and Zip Code)



Registrant's telephone number, including area code: (818) 226-1968

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMAITON
          AND EXHIBITS

          (c) Exhibits

          Exhibit Number Description
          -------------- ---------------------------------------------

          99.1 Press Release issued by HemaCare Corporation, dated April 8, 2003


ITEM 9.   REGULATION FD DISCLOSURE

          The text of a press release dated April 8, 2003, issued by HemaCare Corporation ("HemaCare") regarding the development of a new liquid intravenous gamma globulin (IVIG) manufacturing process is attached as Exhibit 99.1 hereto and is incorporated by reference herein. However, there can be no assurance that HemaCare will be successful in obtaining a U.S. patent for the IVIG manufacturing process or that HemaCare will be able to license this process to commercial fractionators.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 8, 2003          HEMACARE CORPORATION


                             /s/ Judi Irving
                             --------------------------
                              Judi Irving,
                              Chief Executive Officer

                          EXHIBIT INDEX

Exhibit Number      Description
--------------      ----------------------------------------------
99.1                Press Release issued by HemaCare Corporation,
                    dated April 8, 2003.